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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

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         Section240.14a-12

                                QUICKTURN DESIGN SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 MENTOR GRAPHICS CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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         FEDERAL COURT TO DETERMINE WHETHER QUICKTURN SPECIAL
            MEETING WILL PROCEED AS SCHEDULED LATER TODAY

WILSONVILLE, OR, JANUARY 8, 1999 -- Mentor Graphics Corporation (Nasdaq:
MENT) announced that it is filing today an application for a temporary restraining order in the U.S. District Court for the District of Delaware seeking to enjoin Quickturn Design Systems, Inc. (Nasdaq: QKTN) from holding its special meeting of stockholders today, Friday, January 8, 1999. The federal court hearing has been scheduled for 9:00 a.m. eastern; the special meeting of Quickturn stockholders is scheduled to be held at 11:00 a.m. eastern (8:00 a.m. pacific) in Palo Alto, California.

Yesterday, the Court of Chancery of the State of Delaware denied on state law grounds Mentor's application to enjoin the holding of the special meeting.

Contact:  Todd Fogarty/Roy Winnick
          Kekst and Company
          (212) 521-4800

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